SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of  earliest  event  report)     March  5,  2001
                                                          ---------------

Commission  File  Number          0-12516
                                  -------

Dynamic  Healthcare  Technologies,  Inc.
----------------------------------------
 (Exact  name  of  registrant  as  specified  in  its  charter)

Florida                         0-12516                         59-3389871
-------                         -------                         ----------
 (State  or  other  jurisdiction              (Commission  File  Number)
(IRS  E.I.N.)
  of  Incorporation)

615  Crescent  Executive  Court,  Fifth  Floor  Lake  Mary, Florida 32746
-------          -----
(Address  of  principal executive offices)                                  (ZIP
Code)

(407)  333-5300
---------------
(Registrant's  telephone,  including  area  code)


None
----
(Former  name  of  former  address,  if  changed  from  last  report)

This  report  consists  of  six  (6)  pages.

The  index  to  exhibit  appears  on  page  four  (4)


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                                    FORM 8-K
                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                  MARCH 5, 2001



Item  1.     Changes  in  Control  of  Registrant

     None.

Item  2.     Acquisition  or  Disposition  of  Assets

     None.

Item  3.     Bankruptcy  or  Receivership

     None.

Item  4.     Changes  in  Registrant's  Certifying  Accounts

     None.

Item  5.     Other  Events

On March 5, 2001, the Company announced signing an Amended Strategic Value Added Reseller Agreement with Sunquest Information Systems, Inc. (NASDAQ: SUNQ), resolving all previous disputes between the two Companies.

Item  6.     Resignations  of  Registrant's  Directors

     None.

Item  7.     Financial  Statements  and  Exhibits

     (a)     Financial  Statements  of  Business  Acquired.

          None.

     (b)     ProForma  Financial  Information.

          None.

     (c)     Exhibits

          99.1    Press  Release  of  the  Company  dated  March  5,  2001.

                                        2
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.
                              ----------------------------------------
                             (Registrant)





Date:     March  9,  2001                    /S/CHRISTOPHER  ASSIF
       ------------------                    ---------------------
                                             Christopher  Assif
                                             Chief  Executive  Officer



Date:     March  9,  2001                    /S/PAUL  S.  GLOVER
       ------------------                    -------------------
                                             Paul  S.  Glover
                                             Vice  President  of  Finance,
                                             CFO  and  Secretary



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                                    FORM 8-K
                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                  MARCH 5, 2001

                                INDEX TO EXHIBIT


Description  of  Exhibit:                                            Page Number
-------------------------                                            -----------

             99.1    Press Release of the Company dated March 5, 2001

Dynamic Healthcare Technologies (ticker: DHTI, exchange: NASDAQ) News Release - 5-Mar-2001

SUNQUEST AND DYNAMIC STRENGTHEN STRATEGIC ALLIANCE AMENDED AGREEMENT WILL IMPROVE MUTUAL BUSINESS INTERESTS & BENEFITS
TUCSON, Ariz. & LAKE MARY, Fla.--(BW HealthWire)--March 5, 2001--Sunquest Information Systems, Inc. (Nasdaq: SUNQ) and Dynamic Healthcare Technologies, Inc. (Nasdaq: DHTI) today announced they have signed an amended strategic Value Added Reseller Agreement which is effective immediately and which forges a closer working relationship between Sunquest and Dynamic regarding the sales, implementation, support, and ongoing software development of Dynamic's CoPathPlus Anatomic Pathology System for Sunquest clients.
As part of the amended agreement, Sunquest will continue to distribute, implement, and support Dynamic's CoPathPlus system and has the ability to enhance and further integrate the system into future versions of Sunquest's FlexiLab Laboratory Information System. The amended agreement also resolves all previous disputes between the two companies.
''We are pleased to have successfully structured the terms of this agreement to benefit all parties concerned,'' stated Mark Emkjer, Sunquest's President and Chief Operating Officer. ''By working together, Sunquest and Dynamic have re-built a strong foundation that will ultimately provide value to our current and future customers.''
''We are pleased to enter into the next phase of our relationship with Sunquest. Through our relationship, Dynamic receives access to new markets for CoPathPlus which will facilitate Dynamic's continued market leadership in Anatomic Pathology systems,'' says Christopher Assif, Dynamic's Chief Executive Officer. About Sunquest Information Systems, Inc.
Sunquest Information Systems, Inc. is a market leader in clinical data management with more than 1,200 sites worldwide. The company designs, develops, and supports a comprehensive suite of information products for hospitals, independent laboratories and healthcare networks to include laboratory, radiology, and pharmacy systems. Sunquest uses open systems that are scalable to any size hospital or healthcare network. Characterized by service excellence, Sunquest also develops Clinical Event Manager, a cross-platform communication system that issues clinical alerts via e-mail or pager. e-Suite, Inc., a wholly owned subsidiary of Sunquest, is an application service provider delivering clinical and financial information systems to laboratories over the Internet. Sunquest's consulting division, Balanced View Consulting, provides a wide array of management and technical tools, including lab redesign and optimization, outreach and lab network program development, and operational business and implementation plans. Headquartered in Tucson, Arizona, Sunquest was founded in 1979. For more information, visit www.sunquest.com or call 800/748-9658 or
                                       ----------------
520/570-2000.
About  Dynamic  Healthcare  Technologies,  Inc.
Dynamic Healthcare Technologies is transforming diagnostic medicine through its clinical and diagnostic workflow solutions for pathology, laboratory, radiology services in hospitals, clinics, and ambulatory care settings. The company's systems are installed in more than 650 client locations, including half of the nation's ''Best Hospitals'' and 40% of the ''Best Hospitals'' in cancer treatment as reported in US News and World Reports magazine.
Dynamic is expanding its reach even deeper into the care process through Internet-based clinical connectivity and applications service provider capabilities marketed under the name CoMed.
This press release and other reports and communications to shareholders contain forward-looking statements, including statements which contain words such as ''will,'' ''expects,'' ''believes,'' ''plans,''

 ''anticipates,'''' and words of
similar impact. Certain other factors affecting future performance, including but not limited to dependence on laboratory information system products, competition in the marketplace, purchase and installation decisions of customers, pricing decisions of competitors, changes in regulatory requirements, product status and development risks and uncertainties concerning the commercial use of the Internet, could cause actual results to differ materially from such forward-looking statements. These and other factors affecting future performance are detailed in the Companies' Securities and Exchange Commission filings. The Companies undertake no obligation to publicly update or revise any forward-looking statements. Sunquest, Sunquest Information Systems, and FlexiLab, among other marks, are registered trademarks of Sunquest Information Systems, Inc.
CoPath, CoPathPlus and CoMed, among other marks, are registered trademarks of Dynamic Healthcare Technologies, Inc.

Contact:
Sunquest
Nina  Dmetruk,  Chief  Financial  Officer,  412/784-9030
nina.dmetruk@sunquest.com
-------------------------
or
Amy  Ferretti,  VP  of  Marketing,  520/570-2000
amy.ferretti@sunquest.com
-------------------------
Dynamic  Healthcare  Technologies
Cristopher  Assif,  Chief  Executive  Officer,  407/333-5300
cassif@dht.com
--------------
or
Christine Willard, Marketing Director, 407/333-5300 cwillard@dht.com
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